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                                                                   EXHIBIT 10.11

                                           July 20, 2000




ITSA-Intercontinental Telecomunicoes, Ltda.
SCS, Quadra 07-B1.A
Ed. Executive Tower
Sala 601
70.300.911 Brasilia-DF Brazil
Attention:  Hermano Albuquerque

and the Guarantors named on Schedule 1 hereto


Re:  US.$10,000,000 Secured Credit Facility Commitment Letter

Gentlemen:


         1. You have requested that M.D. Sass Corporate Resurgence Partners L.P. ("M.D. Sass"), Romulus Holdings, Inc. ("Romulus")and Madeleine LLC ("Madeleine;" and collectively with M.D. Sass and Romulus, the "Lenders") issue commitments to ITSA - Intercontinental Telecomunicoes Ltda. ("ITSA" or the "Company") to provide working capital financing to the Company and its subsidiaries in the form of a US$10,000,000 secured revolving credit facility (the "Facility") on the terms and subject to the conditions set forth in the form of Credit Agreement attached hereto as Exhibit A (the "Form Credit Agreement"). Each of the Lenders hereby severally commits (on a pro rata basis based on its respective Revolving Commitment as set forth on Schedule 1.1B to the Form Credit Agreement) to provide the Facility to the Company on the terms and subject to the conditions of this Commitment Letter. M.D. Sass will be the Administrative Agent under the Facility, as set forth in the Form Credit Agreement. Capitalized terms, unless otherwise defined herein, have the same meanings assigned to them in the Form Credit Agreement.

         2. The Company will give the Lenders notice in writing of its intention to close on the Facility at least 15 days prior to the expected initial Borrowing Date. If such notice is given, the Lenders will instruct their counsel to complete the documentation for the Facility. Such documentation will include a Credit Agreement in the form of the Form Credit Agreement, amendments to the security documents securing the obligations of the Company and the Guarantors under the Indenture, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, having the effect of making the Lenders and the Administrative Agent secured parties thereunder on an equal and ratable basis with the holders of the Senior Secured Notes. Such security documents as so amended will constitute the Security Documents referred to in the Form Credit Agreement. You agree that the Company, the Guarantors and your counsel will cooperate with the Lenders and their counsel in the completion of such documentation.

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         3. The Lenders' commitments hereunder are subject to (a) there not having occurred and being continuing an event, condition or circumstance which would constitute a Default or Event of Default, (b) the other conditions set forth in the Form Credit Agreement, and (c) payment by ITSA Ltd. of the fees described in the fee later dated the date hereof among ITSA Ltd. and the Lenders (the "Fee Letter") which are required to be paid on the Effective Date.

         4. By executing this Commitment Letter, the Company and the Guarantors agree (a) to indemnify and hold harmless the Lenders and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with this Commitment Letter, the Facility or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, and to reimburse each Indemnified Person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found in a final judgment of a court to have resulted primarily from the willful misconduct or gross negligence of such Indemnified Person or its agents or representatives, and (b) to reimburse the Lenders from time to time, upon presentation of a summary statement in reasonable detail, for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel) incurred in connection with the Facility and the preparation of this Commitment Letter, the definitive documentation for the Facility and the security and intercreditor arrangements in connection therewith.

         5. This Commitment Letter and the Lenders' commitments hereunder shall not be assignable by you (except to ITSA Ltd. as provided in Section 11.6 of the Form Credit Agreement) without the prior written consent of the Lenders and any attempted assignment without the Lenders' prior written consent shall be void. This Commitment Letter and the Lenders' commitments and rights hereunder and under the Fee Letter are assignable by the Lenders to the same extent that the rights and obligations of the Lenders under the Form Credit Agreement are assignable, as provided in Section 11.6 of the Form Credit Agreement. This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by the Lenders and you. This Commitment Letter may be executed in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Commitment Letter. This Commitment Letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any conflict of laws principles thereof

         6. Please indicate your acceptance of the terms hereof by signing and returning to each of the Lenders an executed counterpart of this Commitment Letter. This Commitment Letter will become effective on the Effective Date upon receipt by the Lenders of the fees described in the Fee Letter which are required to be paid on the Effective Date.


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                                Very truly yours,

                                M.D. SASS CORPORATE RESURGENCE PARTNERS L.P.

                                By:  RESURGENCE ASSET MANAGEMENT,
                                     LLC, its General Partner



                                     By:  /S/ STEVEN A. AUDI
                                        --------------------------------------
                                         Name:  Steven A. Audi
                                         Title: Senior Vice President

                                ROMULUS HOLDINGS, INC.



                                By:      /S/ JOSEPH L. BROSES
                                   -------------------------------------------
                                Name:  Joseph L. Broses
                                Title:  President


                                MADELEINE LLC



                                By:   /S/ [UNINTELLIGIBLE]
                                   -------------------------------------------
                                Name:
                                Title:  Vice President




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Accepted and agreed as of the
date first written above:

ITSA-INTERCONTINENTAL TELECOMUNICACOES LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   --------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer


TV FILME BRASILIA SERVICOS DE TELECOMUNICACOES LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   ----------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer


TV FILME GOIANIA SERVICOS DE TELECOMUNICACOES LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   -----------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer


TV FILME BELEM SERVICOS DE TELECOMUNICACOES LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   ------------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer


TV FILME SISTEMAS LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   -------------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer


TV FILME OPERACOES LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   -------------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer

LINK EXPRESS SERVICOS DE TELECOMUNICACOES LTDA.


By:    /S/ HERMANO S. LINS ALBUQUERQUE
   -------------------------------------------
       Name:  Hermano S. Lins Albuquerque
       Title:  Chief Executive Officer




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                                   SCHEDULE 1

                                   GUARANTORS

Tv Filme Brasilia Servicos de Telecomunicacoes Ltda.

Tv Filme Goiania Servicos de Telecomunicacoes Ltda.

Tv Filme Belem Servicos de Telecomunicacoes Ltda.

Tv Filme Sistemas Ltda.

Tv Filme Operacoes Ltda.

Link Express Servicos de Telecomunicacoes Ltda.